THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO JUNE 18, 1997. VOID AFTER 5:00 P.M. EASTERN TIME, JUNE 18, 2002.



                                 PURCHASE OPTION

                                For 50,000 Shares

No. 1997-PO-1                          of

                         H.E.R.C. PRODUCTS INCORPORATED

                            (A Delaware Corporation)

1.       Purchase Option.

                  THIS CERTIFIES THAT, in consideration of $16.66 duly paid by or on behalf of GKN Securities Corp. ("Holder"), as registered owner of this Purchase Option, to H.E.R.C. Products Incorporated ("Company"), Holder is
entitled, at any time or from time to time at or after June 18, 1997 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time, June 18, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 25,000 shares ("Shares") of the Company's common stock, $.Ol par value ("Common Stock"). The Shares issuable hereunder are sometimes collectively referred to herein as the "Securities." If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Purchase Option is initially exercisable at $1.3125 per Share purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price for the Shares and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context. This Purchase Option is one of a number of such options issued by the Company to GKN and its designees ("Purchase Options").

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Securities being purchased by wire transfer, certified check or official bank check. If the subscription rights represented hereby are not exercised at or before 5:00 p.m., Eastern time, on the Expiration Date this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 Legend. Each certificate for the securities purchased under this Purchase Option shall bear a legend as follows unless such Securities have been registered under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act and applicable state law."

         2.3      Cashless Exercise.

                  2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to pay the Exercise Price for the Securities being purchased with this Purchase Option upon exercise by the surrender to the Company of any exercisable but unexercised portion of this Purchase Option having a "Value" (as defined below), at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased upon exercise ("Cashless Exercise Right"). The sum of (a) the number of shares of Common Stock being purchased upon exercise of the non-surrendered portion of this Purchase Option pursuant to this Cashless Exercise Right and (b) the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered, shall not in any event be greater than the total number of shares of Common Stock purchasable upon the complete exercise of this Purchase Option if the Exercise Price were paid in cash. The 'Value" of the portion of the Purchase Option being surrendered shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered from (b) the Market Price of the shares of Common Stock multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered. As used herein, the term "Market Price" shall be deemed to be the last reported sale price of the Common Stock at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the NASD through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or SmallCap Market or OTC Bulletin Board or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. In addition to the above, the Holder may surrender any other security issued by the Company, including but not limited to unit purchase options, warrants, options and common stock in payment of the Exercise Price, having a value, determined substantially as set forth above.

                  2.3.2 Mechanics of Cashless Exercise. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering to the Company the Purchase Option or other security of the Company with a duly executed exercise form attached hereto with the cashless exercise section completed.

3.       Transfer.

         3.1 General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will sell, transfer or assign or hypothecate this Purchase Option only in compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 Restrictions Imposed by the Act. This Purchase Option and the Securities underlying this Purchase Option shall not be transferred unless and until (i) the Company has received the opinion of counsel reasonably acceptable to the Company that this Purchase Option or the Securities, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Purchase Option or Securities, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission ("Commission").

4.       New Purchase Options to be Issued.

         4.1  Partial  Exercise  or  Transfer.  Subject to the  restrictions  in
Section 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor in the name of the Holder evidencing the right to purchase the aggregate number of Shares as to which this Purchase Option has not been exercised or assigned.

         4.2  Lost  Certificate.   Upon  receipt  by  the  Company  of  evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       Registration Rights.

         5.1      Registration Requirement.

                  5.1.1 Obligation to Register. The Company agrees to file within four months after the Commencement Date, a registration statement ("Registration Statement") under the Securities Act with the Commission, registering for resale the Securities and use its best efforts to have the Registration Statement declared effective by the six-month anniversary of the Commencement Date.

                  5.1.2 Terms. The Company shall bear all fees and expenses (including counsel fees and expenses) attendant to registering the Securities under Section 5.1.1 hereof, filing the Registration Statement with the NASD and listing the Securities on Nasdaq and the BSE, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Securities. The Company agrees to qualify or register the Securities in such states as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Securities in a state in which such registration would cause (i) the Company to be obligated to register or license to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any Registration Statement filed pursuant to this Section 5 to remain effective and current for so long as the Holder owns any of the Securities, of if earlier, the Holder may sell all the Securities he holds pursuant to an exemption from registration under the Act.

         5.2      General Terms.

                  5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act and/or Section 20(a) of the Securities
Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Securities; or
(iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders expressly for use in a preliminary prospectus, registration statement or prospectus, or amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Securities or in connection with the registration statement or prospectus.

                  5.2.2 Exercise of Purchase Option. Nothing contained in this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  5.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

                  5.2.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by any Holders whose Securities are being registered pursuant to this Section 5. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their shares and their intended methods of distribution.

                  5.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

6.       Adjustments.

         6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Purchase Option shall be subject to adjustment from time to time as hereinafter set forth:

                  6.1.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend or split up, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be increased in proportion to such increase in outstanding shares.

                  6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be decreased in proportion to such decrease in outstanding shares.

                  6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  6.1.4 Replacement of Securities Upon Reorganization, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and fair provision shall be made whereby the Holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Purchase Option and in lieu of the Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, had such reorganization, reclassification, consolidation, merger or sale not taken place. In such event, appropriate provision shall be made with respect to the rights and interests of the Holders so that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of securities purchasable upon the exercise of this Purchase Option) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such transaction shall assume by written instrument executed and delivered to the Holders the obligation to deliver such shares of stock, securities or assets.

         6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Stock upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Warrants underlying the Shares included in this Purchase Option and payment of the exercise prices therefor, all shares of Common Stock and other securities issuable upon such exercises shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Options shall be outstanding, the Company shall use its best efforts to cause the Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.       Certain Notice Requirements.

         8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or distribution, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation, winding up, consolidation, merger or reorganization of the Company or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6.1 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9.       Miscellaneous.

         9.1 Amendments. The Company and GKN may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and GKN may deem necessary or desirable. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

         9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

         9.3 Entire Agreement. This Purchase Option constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

         9.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.7 Execution in Counterparts. This Purchase Option may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         9.8 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Purchase Option, Holder agrees that, at any time prior to the complete exercise of this Purchase Option by Holder, if the Company and GUN enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Purchase Options will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 18th day of June, 1997.

                                             H.E.R.C. PRODUCTS INCORPORATED

                                             By:    /s/ S. Steven Carl
                                                --------------------------------
                                                S. Steven Carl, Chief Executive
                                                Officer

Form to be used to exercise Purchase Option:


H.E.R.C. Products Incorporated
2202 West Lone Cactus Drive, #15
Phoenix, Arizona 85027



Date:___________________,19__

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated and hereby makes payment of $_____________ (at the rate of $_____________ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.

                                       or
                                       --

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated by surrender of the unexercised portion of the within Purchase Option or other security of H.E.R.C. Products Incorporated (with a "Value" of $___________ based on a "Market Price" of $___________ ). Please issue the Common Stock in accordance with the instructions given below.


                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Signature Guaranteed

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


          Please issue securities as follows: Name:
                                                   -----------------------------

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              I.D.#:
                                                    ----------------------------

Form to be used to assign Purchase Option:

                                   ASSIGNMENT

         (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

         FOR VALUE RECEIVED,  _______________________________  does hereby sell, assign and transfer unto _______________________________ the right to purchase _______________________________ Shares of Common Stock of H.E.R.C. Products
Incorporated ("Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.


Dated: ______________, 19__


                                             -----------------------------------
                                             Signature



         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever.

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO JUNE 18, 1997. VOID AFTER 5:00 P.M. EASTERN TIME, JUNE 18, 2002.



                                 PURCHASE OPTION

                                For 25,000 Shares

No. 1997-PO-2                          of

                         H.E.R.C. PRODUCTS INCORPORATED

                            (A Delaware Corporation)

1.       Purchase Option.

                  THIS CERTIFIES THAT, in consideration of $16.66 duly paid by or on behalf of David Nussbaum ("Holder"), as registered owner of this Purchase Option, to H.E.R.C. Products Incorporated ("Company"), Holder is entitled, at any time or from time to time at or after June 18, 1997 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time, June 18, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 25,000 shares ("Shares") of the Company's common stock, $.Ol par value ("Common Stock"). The Shares issuable hereunder are sometimes collectively referred to herein as the "Securities." If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Purchase Option is initially exercisable at $1.3125 per Share purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price for the Shares and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context. This Purchase Option is one of a number of such options issued by the Company to GKN and its designees ("Purchase Options").

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Securities being purchased by wire transfer, certified check or official bank check. If the subscription rights represented hereby are not exercised at or before 5:00 p.m., Eastern time, on the Expiration Date this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 Legend. Each certificate for the securities purchased under this Purchase Option shall bear a legend as follows unless such Securities have been registered under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act and applicable state law."

         2.3      Cashless Exercise.

                  2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to pay the Exercise Price for the Securities being purchased with this Purchase Option upon exercise by the surrender to the Company of any exercisable but unexercised portion of this Purchase Option having a "Value" (as defined below), at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased upon exercise ("Cashless Exercise Right"). The sum of (a) the number of shares of Common Stock being purchased upon exercise of the non-surrendered portion of this Purchase Option pursuant to this Cashless Exercise Right and (b) the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered, shall not in any event be greater than the total number of shares of Common Stock purchasable upon the complete exercise of this Purchase Option if the Exercise Price were paid in cash. The 'Value" of the portion of the Purchase Option being surrendered shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered from (b) the Market Price of the shares of Common Stock multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered. As used herein, the term "Market Price" shall be deemed to be the last reported sale price of the Common Stock at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the NASD through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or SmallCap Market or OTC Bulletin Board or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. In addition to the above, the Holder may surrender any other security issued by the Company, including but not limited to unit purchase options, warrants, options and common stock in payment of the Exercise Price, having a value, determined substantially as set forth above.

                  2.3.2 Mechanics of Cashless Exercise. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering to the Company the Purchase Option or other security of the Company with a duly executed exercise form attached hereto with the cashless exercise section completed.

3.       Transfer.

         3.1 General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will sell, transfer or assign or hypothecate this Purchase Option only in compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 Restrictions Imposed by the Act. This Purchase Option and the Securities underlying this Purchase Option shall not be transferred unless and until (i) the Company has received the opinion of counsel reasonably acceptable to the Company that this Purchase Option or the Securities, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Purchase Option or Securities, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission ("Commission").

4.       New Purchase Options to be Issued.

         4.1  Partial  Exercise  or  Transfer.  Subject to the  restrictions  in
Section 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor in the name of the Holder evidencing the right to purchase the aggregate number of Shares as to which this Purchase Option has not been exercised or assigned.

         4.2  Lost  Certificate.   Upon  receipt  by  the  Company  of  evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       Registration Rights.

         5.1      Registration Requirement.

                  5.1.1 Obligation to Register. The Company agrees to file within four months after the Commencement Date, a registration statement ("Registration Statement") under the Securities Act with the Commission, registering for resale the Securities and use its best efforts to have the Registration Statement declared effective by the six-month anniversary of the Commencement Date.

                  5.1.2 Terms. The Company shall bear all fees and expenses (including counsel fees and expenses) attendant to registering the Securities under Section 5.1.1 hereof, filing the Registration Statement with the NASD and listing the Securities on Nasdaq and the BSE, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Securities. The Company agrees to qualify or register the Securities in such states as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Securities in a state in which such registration would cause (i) the Company to be obligated to register or license to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any Registration Statement filed pursuant to this Section 5 to remain effective and current for so long as the Holder owns any of the Securities, of if earlier, the Holder may sell all the Securities he holds pursuant to an exemption from registration under the Act.

         5.2      General Terms.

                  5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act and/or Section 20(a) of the Securities
Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Securities; or
(iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders expressly for use in a preliminary prospectus, registration statement or prospectus, or amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Securities or in connection with the registration statement or prospectus.

                  5.2.2 Exercise of Purchase Option. Nothing contained in this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  5.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

                  5.2.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by any Holders whose Securities are being registered pursuant to this Section 5. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their shares and their intended methods of distribution.

                  5.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

6.       Adjustments.

         6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Purchase Option shall be subject to adjustment from time to time as hereinafter set forth:

                  6.1.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend or split up, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be increased in proportion to such increase in outstanding shares.

                  6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be decreased in proportion to such decrease in outstanding shares.

                  6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  6.1.4 Replacement of Securities Upon Reorganization, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and fair provision shall be made whereby the Holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Purchase Option and in lieu of the Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, had such reorganization, reclassification, consolidation, merger or sale not taken place. In such event, appropriate provision shall be made with respect to the rights and interests of the Holders so that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of securities purchasable upon the exercise of this Purchase Option) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such transaction shall assume by written instrument executed and delivered to the Holders the obligation to deliver such shares of stock, securities or assets.

         6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Stock upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Warrants underlying the Shares included in this Purchase Option and payment of the exercise prices therefor, all shares of Common Stock and other securities issuable upon such exercises shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Options shall be outstanding, the Company shall use its best efforts to cause the Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.       Certain Notice Requirements.

         8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or distribution, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation, winding up, consolidation, merger or reorganization of the Company or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6.1 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9.       Miscellaneous.

         9.1 Amendments. The Company and GKN may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and GKN may deem necessary or desirable. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

         9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

         9.3 Entire Agreement. This Purchase Option constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

         9.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.7 Execution in Counterparts. This Purchase Option may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         9.8 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Purchase Option, Holder agrees that, at any time prior to the complete exercise of this Purchase Option by Holder, if the Company and GUN enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Purchase Options will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 18th day of June, 1997.

                                             H.E.R.C. PRODUCTS INCORPORATED

                                             By:    /s/ S. Steven Carl
                                                --------------------------------
                                                S. Steven Carl, Chief Executive
                                                Officer

Form to be used to exercise Purchase Option:


H.E.R.C. Products Incorporated
2202 West Lone Cactus Drive, #15
Phoenix, Arizona 85027



Date:___________________,19__

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated and hereby makes payment of $_____________ (at the rate of $_____________ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.

                                       or
                                       --

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated by surrender of the unexercised portion of the within Purchase Option or other security of H.E.R.C. Products Incorporated (with a "Value" of $___________ based on a "Market Price" of $___________ ). Please issue the Common Stock in accordance with the instructions given below.


                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Signature Guaranteed

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


          Please issue securities as follows: Name:
                                                   -----------------------------

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              I.D.#:
                                                    ----------------------------

Form to be used to assign Purchase Option:

                                   ASSIGNMENT

         (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

         FOR VALUE RECEIVED,  _______________________________  does hereby sell, assign and transfer unto _______________________________ the right to purchase _______________________________ Shares of Common Stock of H.E.R.C. Products
Incorporated ("Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.


Dated: ______________, 19__


                                             -----------------------------------
                                             Signature



         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever.

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO JUNE 18, 1997. VOID AFTER 5:00 P.M. EASTERN TIME, JUNE 18, 2002.



                                 PURCHASE OPTION

                                For 25,000 Shares

No. 1997-PO-3                          of

                         H.E.R.C. PRODUCTS INCORPORATED

                            (A Delaware Corporation)

1.       Purchase Option.

                  THIS CERTIFIES THAT, in consideration of $16.66 duly paid by or on behalf of Roger Gladstone ("Holder"), as registered owner of this Purchase Option, to H.E.R.C. Products Incorporated ("Company"), Holder is entitled, at any time or from time to time at or after June 18, 1997 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time, June 18, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 25,000 shares ("Shares") of the Company's common stock, $.Ol par value ("Common Stock"). The Shares issuable hereunder are sometimes collectively referred to herein as the "Securities." If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Purchase Option is initially exercisable at $1.3125 per Share purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price for the Shares and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context. This Purchase Option is one of a number of such options issued by the Company to GKN and its designees ("Purchase Options").

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Securities being purchased by wire transfer, certified check or official bank check. If the subscription rights represented hereby are not exercised at or before 5:00 p.m., Eastern time, on the Expiration Date this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 Legend. Each certificate for the securities purchased under this Purchase Option shall bear a legend as follows unless such Securities have been registered under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act and applicable state law."

         2.3      Cashless Exercise.

                  2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to pay the Exercise Price for the Securities being purchased with this Purchase Option upon exercise by the surrender to the Company of any exercisable but unexercised portion of this Purchase Option having a "Value" (as defined below), at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased upon exercise ("Cashless Exercise Right"). The sum of (a) the number of shares of Common Stock being purchased upon exercise of the non-surrendered portion of this Purchase Option pursuant to this Cashless Exercise Right and (b) the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered, shall not in any event be greater than the total number of shares of Common Stock purchasable upon the complete exercise of this Purchase Option if the Exercise Price were paid in cash. The 'Value" of the portion of the Purchase Option being surrendered shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered from (b) the Market Price of the shares of Common Stock multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered. As used herein, the term "Market Price" shall be deemed to be the last reported sale price of the Common Stock at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the NASD through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or SmallCap Market or OTC Bulletin Board or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. In addition to the above, the Holder may surrender any other security issued by the Company, including but not limited to unit purchase options, warrants, options and common stock in payment of the Exercise Price, having a value, determined substantially as set forth above.

                  2.3.2 Mechanics of Cashless Exercise. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering to the Company the Purchase Option or other security of the Company with a duly executed exercise form attached hereto with the cashless exercise section completed.

3.       Transfer.

         3.1 General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will sell, transfer or assign or hypothecate this Purchase Option only in compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 Restrictions Imposed by the Act. This Purchase Option and the Securities underlying this Purchase Option shall not be transferred unless and until (i) the Company has received the opinion of counsel reasonably acceptable to the Company that this Purchase Option or the Securities, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Purchase Option or Securities, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission ("Commission").

4.       New Purchase Options to be Issued.

         4.1  Partial  Exercise  or  Transfer.  Subject to the  restrictions  in
Section 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor in the name of the Holder evidencing the right to purchase the aggregate number of Shares as to which this Purchase Option has not been exercised or assigned.

         4.2  Lost  Certificate.   Upon  receipt  by  the  Company  of  evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       Registration Rights.

         5.1      Registration Requirement.

                  5.1.1 Obligation to Register. The Company agrees to file within four months after the Commencement Date, a registration statement ("Registration Statement") under the Securities Act with the Commission, registering for resale the Securities and use its best efforts to have the Registration Statement declared effective by the six-month anniversary of the Commencement Date.

                  5.1.2 Terms. The Company shall bear all fees and expenses (including counsel fees and expenses) attendant to registering the Securities under Section 5.1.1 hereof, filing the Registration Statement with the NASD and listing the Securities on Nasdaq and the BSE, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Securities. The Company agrees to qualify or register the Securities in such states as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Securities in a state in which such registration would cause (i) the Company to be obligated to register or license to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any Registration Statement filed pursuant to this Section 5 to remain effective and current for so long as the Holder owns any of the Securities, of if earlier, the Holder may sell all the Securities he holds pursuant to an exemption from registration under the Act.

         5.2      General Terms.

                  5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act and/or Section 20(a) of the Securities
Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Securities; or
(iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders expressly for use in a preliminary prospectus, registration statement or prospectus, or amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Securities or in connection with the registration statement or prospectus.

                  5.2.2 Exercise of Purchase Option. Nothing contained in this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  5.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

                  5.2.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by any Holders whose Securities are being registered pursuant to this Section 5. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their shares and their intended methods of distribution.

                  5.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

6.       Adjustments.

         6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Purchase Option shall be subject to adjustment from time to time as hereinafter set forth:

                  6.1.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend or split up, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be increased in proportion to such increase in outstanding shares.

                  6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be decreased in proportion to such decrease in outstanding shares.

                  6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  6.1.4 Replacement of Securities Upon Reorganization, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and fair provision shall be made whereby the Holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Purchase Option and in lieu of the Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, had such reorganization, reclassification, consolidation, merger or sale not taken place. In such event, appropriate provision shall be made with respect to the rights and interests of the Holders so that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of securities purchasable upon the exercise of this Purchase Option) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such transaction shall assume by written instrument executed and delivered to the Holders the obligation to deliver such shares of stock, securities or assets.

         6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Stock upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Warrants underlying the Shares included in this Purchase Option and payment of the exercise prices therefor, all shares of Common Stock and other securities issuable upon such exercises shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Options shall be outstanding, the Company shall use its best efforts to cause the Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.       Certain Notice Requirements.

         8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or distribution, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation, winding up, consolidation, merger or reorganization of the Company or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6.1 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9.       Miscellaneous.

         9.1 Amendments. The Company and GKN may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and GKN may deem necessary or desirable. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

         9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

         9.3 Entire Agreement. This Purchase Option constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

         9.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.7 Execution in Counterparts. This Purchase Option may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         9.8 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Purchase Option, Holder agrees that, at any time prior to the complete exercise of this Purchase Option by Holder, if the Company and GUN enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Purchase Options will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 18th day of June, 1997.

                                             H.E.R.C. PRODUCTS INCORPORATED

                                             By:    /s/ S. Steven Carl
                                                --------------------------------
                                                S. Steven Carl, Chief Executive
                                                Officer

Form to be used to exercise Purchase Option:


H.E.R.C. Products Incorporated
2202 West Lone Cactus Drive, #15
Phoenix, Arizona 85027



Date:___________________,19__

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated and hereby makes payment of $_____________ (at the rate of $_____________ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.

                                       or
                                       --

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated by surrender of the unexercised portion of the within Purchase Option or other security of H.E.R.C. Products Incorporated (with a "Value" of $___________ based on a "Market Price" of $___________ ). Please issue the Common Stock in accordance with the instructions given below.


                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Signature Guaranteed

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


          Please issue securities as follows: Name:
                                                   -----------------------------

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              I.D.#:
                                                    ----------------------------

Form to be used to assign Purchase Option:

                                   ASSIGNMENT

         (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

         FOR VALUE RECEIVED,  _______________________________  does hereby sell, assign and transfer unto _______________________________ the right to purchase _______________________________ Shares of Common Stock of H.E.R.C. Products
Incorporated ("Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.


Dated: ______________, 19__


                                             -----------------------------------
                                             Signature



         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever.

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO JUNE 18, 1997. VOID AFTER 5:00 P.M. EASTERN TIME, JUNE 18, 2002.



                                 PURCHASE OPTION

                                For 25,000 Shares

No. 1997-PO-4                          of

                         H.E.R.C. PRODUCTS INCORPORATED

                            (A Delaware Corporation)

1.       Purchase Option.

                  THIS CERTIFIES THAT, in consideration of $16.66 duly paid by or on behalf of Robert Gladstone ("Holder"), as registered owner of this Purchase Option, to H.E.R.C. Products Incorporated ("Company"), Holder is
entitled, at any time or from time to time at or after June 18, 1997 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time, June 18, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 25,000 shares ("Shares") of the Company's common stock, $.Ol par value ("Common Stock"). The Shares issuable hereunder are sometimes collectively referred to herein as the "Securities." If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Purchase Option is initially exercisable at $1.3125 per Share purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price for the Shares and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context. This Purchase Option is one of a number of such options issued by the Company to GKN and its designees ("Purchase Options").

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Securities being purchased by wire transfer, certified check or official bank check. If the subscription rights represented hereby are not exercised at or before 5:00 p.m., Eastern time, on the Expiration Date this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 Legend. Each certificate for the securities purchased under this Purchase Option shall bear a legend as follows unless such Securities have been registered under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act and applicable state law."

         2.3      Cashless Exercise.

                  2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to pay the Exercise Price for the Securities being purchased with this Purchase Option upon exercise by the surrender to the Company of any exercisable but unexercised portion of this Purchase Option having a "Value" (as defined below), at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased upon exercise ("Cashless Exercise Right"). The sum of (a) the number of shares of Common Stock being purchased upon exercise of the non-surrendered portion of this Purchase Option pursuant to this Cashless Exercise Right and (b) the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered, shall not in any event be greater than the total number of shares of Common Stock purchasable upon the complete exercise of this Purchase Option if the Exercise Price were paid in cash. The 'Value" of the portion of the Purchase Option being surrendered shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered from (b) the Market Price of the shares of Common Stock multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered. As used herein, the term "Market Price" shall be deemed to be the last reported sale price of the Common Stock at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the NASD through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or SmallCap Market or OTC Bulletin Board or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. In addition to the above, the Holder may surrender any other security issued by the Company, including but not limited to unit purchase options, warrants, options and common stock in payment of the Exercise Price, having a value, determined substantially as set forth above.

                  2.3.2 Mechanics of Cashless Exercise. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering to the Company the Purchase Option or other security of the Company with a duly executed exercise form attached hereto with the cashless exercise section completed.

3.       Transfer.

         3.1 General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will sell, transfer or assign or hypothecate this Purchase Option only in compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 Restrictions Imposed by the Act. This Purchase Option and the Securities underlying this Purchase Option shall not be transferred unless and until (i) the Company has received the opinion of counsel reasonably acceptable to the Company that this Purchase Option or the Securities, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Purchase Option or Securities, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission ("Commission").

4.       New Purchase Options to be Issued.

         4.1  Partial  Exercise  or  Transfer.  Subject to the  restrictions  in
Section 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor in the name of the Holder evidencing the right to purchase the aggregate number of Shares as to which this Purchase Option has not been exercised or assigned.

         4.2  Lost  Certificate.   Upon  receipt  by  the  Company  of  evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       Registration Rights.

         5.1      Registration Requirement.

                  5.1.1 Obligation to Register. The Company agrees to file within four months after the Commencement Date, a registration statement ("Registration Statement") under the Securities Act with the Commission, registering for resale the Securities and use its best efforts to have the Registration Statement declared effective by the six-month anniversary of the Commencement Date.

                  5.1.2 Terms. The Company shall bear all fees and expenses (including counsel fees and expenses) attendant to registering the Securities under Section 5.1.1 hereof, filing the Registration Statement with the NASD and listing the Securities on Nasdaq and the BSE, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Securities. The Company agrees to qualify or register the Securities in such states as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Securities in a state in which such registration would cause (i) the Company to be obligated to register or license to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any Registration Statement filed pursuant to this Section 5 to remain effective and current for so long as the Holder owns any of the Securities, of if earlier, the Holder may sell all the Securities he holds pursuant to an exemption from registration under the Act.

         5.2      General Terms.

                  5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act and/or Section 20(a) of the Securities
Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Securities; or
(iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders expressly for use in a preliminary prospectus, registration statement or prospectus, or amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Securities or in connection with the registration statement or prospectus.

                  5.2.2 Exercise of Purchase Option. Nothing contained in this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  5.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

                  5.2.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by any Holders whose Securities are being registered pursuant to this Section 5. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their shares and their intended methods of distribution.

                  5.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

6.       Adjustments.

         6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Purchase Option shall be subject to adjustment from time to time as hereinafter set forth:

                  6.1.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend or split up, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be increased in proportion to such increase in outstanding shares.

                  6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be decreased in proportion to such decrease in outstanding shares.

                  6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  6.1.4 Replacement of Securities Upon Reorganization, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and fair provision shall be made whereby the Holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Purchase Option and in lieu of the Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, had such reorganization, reclassification, consolidation, merger or sale not taken place. In such event, appropriate provision shall be made with respect to the rights and interests of the Holders so that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of securities purchasable upon the exercise of this Purchase Option) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such transaction shall assume by written instrument executed and delivered to the Holders the obligation to deliver such shares of stock, securities or assets.

         6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Stock upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Warrants underlying the Shares included in this Purchase Option and payment of the exercise prices therefor, all shares of Common Stock and other securities issuable upon such exercises shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Options shall be outstanding, the Company shall use its best efforts to cause the Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.       Certain Notice Requirements.

         8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or distribution, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation, winding up, consolidation, merger or reorganization of the Company or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6.1 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9.       Miscellaneous.

         9.1 Amendments. The Company and GKN may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and GKN may deem necessary or desirable. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

         9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

         9.3 Entire Agreement. This Purchase Option constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

         9.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.7 Execution in Counterparts. This Purchase Option may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         9.8 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Purchase Option, Holder agrees that, at any time prior to the complete exercise of this Purchase Option by Holder, if the Company and GUN enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Purchase Options will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 18th day of June, 1997.

                                             H.E.R.C. PRODUCTS INCORPORATED

                                             By:    /s/ S. Steven Carl
                                                --------------------------------
                                                S. Steven Carl, Chief Executive
                                                Officer

Form to be used to exercise Purchase Option:


H.E.R.C. Products Incorporated
2202 West Lone Cactus Drive, #15
Phoenix, Arizona 85027



Date:___________________,19__

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated and hereby makes payment of $_____________ (at the rate of $_____________ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.

                                       or
                                       --

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated by surrender of the unexercised portion of the within Purchase Option or other security of H.E.R.C. Products Incorporated (with a "Value" of $___________ based on a "Market Price" of $___________ ). Please issue the Common Stock in accordance with the instructions given below.


                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Signature Guaranteed

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


          Please issue securities as follows: Name:
                                                   -----------------------------

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              I.D.#:
                                                    ----------------------------

Form to be used to assign Purchase Option:

                                   ASSIGNMENT

         (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

         FOR VALUE RECEIVED,  _______________________________  does hereby sell, assign and transfer unto _______________________________ the right to purchase _______________________________ Shares of Common Stock of H.E.R.C. Products
Incorporated ("Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.


Dated: ______________, 19__


                                             -----------------------------------
                                             Signature



         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever.

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO JUNE 18, 1997. VOID AFTER 5:00 P.M. EASTERN TIME, JUNE 18, 2002.



                                 PURCHASE OPTION

                                For 25,000 Shares

No. 1997-PO-5                          of

                         H.E.R.C. PRODUCTS INCORPORATED

                            (A Delaware Corporation)

1.       Purchase Option.

                  THIS CERTIFIES THAT, in consideration of $16.66 duly paid by or on behalf of Lester Rosenkrantz ("Holder"), as registered owner of this Purchase Option, to H.E.R.C. Products Incorporated ("Company"), Holder is
entitled, at any time or from time to time at or after June 18, 1997 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time, June 18, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 25,000 shares ("Shares") of the Company's common stock, $.Ol par value ("Common Stock"). The Shares issuable hereunder are sometimes collectively referred to herein as the "Securities." If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Purchase Option is initially exercisable at $1.3125 per Share purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price for the Shares and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context. This Purchase Option is one of a number of such options issued by the Company to GKN and its designees ("Purchase Options").

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Securities being purchased by wire transfer, certified check or official bank check. If the subscription rights represented hereby are not exercised at or before 5:00 p.m., Eastern time, on the Expiration Date this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 Legend. Each certificate for the securities purchased under this Purchase Option shall bear a legend as follows unless such Securities have been registered under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act and applicable state law."

         2.3      Cashless Exercise.

                  2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to pay the Exercise Price for the Securities being purchased with this Purchase Option upon exercise by the surrender to the Company of any exercisable but unexercised portion of this Purchase Option having a "Value" (as defined below), at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased upon exercise ("Cashless Exercise Right"). The sum of (a) the number of shares of Common Stock being purchased upon exercise of the non-surrendered portion of this Purchase Option pursuant to this Cashless Exercise Right and (b) the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered, shall not in any event be greater than the total number of shares of Common Stock purchasable upon the complete exercise of this Purchase Option if the Exercise Price were paid in cash. The 'Value" of the portion of the Purchase Option being surrendered shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered from (b) the Market Price of the shares of Common Stock multiplied by the number of shares of Common Stock underlying the portion of this Purchase Option being surrendered. As used herein, the term "Market Price" shall be deemed to be the last reported sale price of the Common Stock at the close of trading on the last trading day immediately preceding the exercise of this Purchase Option, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the NASD through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or SmallCap Market or OTC Bulletin Board or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. In addition to the above, the Holder may surrender any other security issued by the Company, including but not limited to unit purchase options, warrants, options and common stock in payment of the Exercise Price, having a value, determined substantially as set forth above.

                  2.3.2 Mechanics of Cashless Exercise. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering to the Company the Purchase Option or other security of the Company with a duly executed exercise form attached hereto with the cashless exercise section completed.

3.       Transfer.

         3.1 General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will sell, transfer or assign or hypothecate this Purchase Option only in compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 Restrictions Imposed by the Act. This Purchase Option and the Securities underlying this Purchase Option shall not be transferred unless and until (i) the Company has received the opinion of counsel reasonably acceptable to the Company that this Purchase Option or the Securities, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Purchase Option or Securities, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission ("Commission").

4.       New Purchase Options to be Issued.

         4.1  Partial  Exercise  or  Transfer.  Subject to the  restrictions  in
Section 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor in the name of the Holder evidencing the right to purchase the aggregate number of Shares as to which this Purchase Option has not been exercised or assigned.

         4.2  Lost  Certificate.   Upon  receipt  by  the  Company  of  evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       Registration Rights.

         5.1      Registration Requirement.

                  5.1.1 Obligation to Register. The Company agrees to file within four months after the Commencement Date, a registration statement ("Registration Statement") under the Securities Act with the Commission, registering for resale the Securities and use its best efforts to have the Registration Statement declared effective by the six-month anniversary of the Commencement Date.

                  5.1.2 Terms. The Company shall bear all fees and expenses (including counsel fees and expenses) attendant to registering the Securities under Section 5.1.1 hereof, filing the Registration Statement with the NASD and listing the Securities on Nasdaq and the BSE, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Securities. The Company agrees to qualify or register the Securities in such states as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Securities in a state in which such registration would cause (i) the Company to be obligated to register or license to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any Registration Statement filed pursuant to this Section 5 to remain effective and current for so long as the Holder owns any of the Securities, of if earlier, the Holder may sell all the Securities he holds pursuant to an exemption from registration under the Act.

         5.2      General Terms.

                  5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act and/or Section 20(a) of the Securities
Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Securities; or
(iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders expressly for use in a preliminary prospectus, registration statement or prospectus, or amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Securities or in connection with the registration statement or prospectus.

                  5.2.2 Exercise of Purchase Option. Nothing contained in this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  5.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

                  5.2.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by any Holders whose Securities are being registered pursuant to this Section 5. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their shares and their intended methods of distribution.

                  5.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

6.       Adjustments.

         6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Purchase Option shall be subject to adjustment from time to time as hereinafter set forth:

                  6.1.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend or split up, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be increased in proportion to such increase in outstanding shares.

                  6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock issuable on exercise of each Purchase Option shall be decreased in proportion to such decrease in outstanding shares.

                  6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  6.1.4 Replacement of Securities Upon Reorganization, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and fair provision shall be made whereby the Holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Purchase Option and in lieu of the Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Securities immediately theretofore purchasable and receivable upon the exercise of this Purchase Option, had such reorganization, reclassification, consolidation, merger or sale not taken place. In such event, appropriate provision shall be made with respect to the rights and interests of the Holders so that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of securities purchasable upon the exercise of this Purchase Option) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such transaction shall assume by written instrument executed and delivered to the Holders the obligation to deliver such shares of stock, securities or assets.

         6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Stock upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Warrants underlying the Shares included in this Purchase Option and payment of the exercise prices therefor, all shares of Common Stock and other securities issuable upon such exercises shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Options shall be outstanding, the Company shall use its best efforts to cause the Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.       Certain Notice Requirements.

         8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or distribution, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation, winding up, consolidation, merger or reorganization of the Company or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6.1 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9.       Miscellaneous.

         9.1 Amendments. The Company and GKN may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and GKN may deem necessary or desirable. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

         9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

         9.3 Entire Agreement. This Purchase Option constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

         9.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.7 Execution in Counterparts. This Purchase Option may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         9.8 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Purchase Option, Holder agrees that, at any time prior to the complete exercise of this Purchase Option by Holder, if the Company and GUN enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Purchase Options will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 18th day of June, 1997.

                                             H.E.R.C. PRODUCTS INCORPORATED

                                             By:    /s/ S. Steven Carl
                                                --------------------------------
                                                S. Steven Carl, Chief Executive
                                                Officer

Form to be used to exercise Purchase Option:


H.E.R.C. Products Incorporated
2202 West Lone Cactus Drive, #15
Phoenix, Arizona 85027



Date:___________________,19__

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated and hereby makes payment of $_____________ (at the rate of $_____________ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.

                                       or
                                       --

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ____ Shares of Common Stock, $.Ol par value, of H.E.R.C. Products Incorporated by surrender of the unexercised portion of the within Purchase Option or other security of H.E.R.C. Products Incorporated (with a "Value" of $___________ based on a "Market Price" of $___________ ). Please issue the Common Stock in accordance with the instructions given below.


                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Signature Guaranteed

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


          Please issue securities as follows: Name:
                                                   -----------------------------

                                              Address:
                                                      --------------------------

                                              ----------------------------------

                                              I.D.#:
                                                    ----------------------------

Form to be used to assign Purchase Option:

                                   ASSIGNMENT

         (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

         FOR VALUE RECEIVED,  _______________________________  does hereby sell, assign and transfer unto _______________________________ the right to purchase _______________________________ Shares of Common Stock of H.E.R.C. Products
Incorporated ("Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.


Dated: ______________, 19__


                                             -----------------------------------
                                             Signature



         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever.
                                       11